UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2025

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Venture, Suite 220 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 808-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Capital Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2025 (the “Original Filing”) by Mobix Labs, Inc. (the “Company”). This Amendment No. 1 is being filed to correct an inadvertent error contained in the Original Filing relating to Fabian Battaglia’s role on the Board of Directors (the “Board”). The Original Filing incorrectly stated that Mr. Battaglia would continue as a member of the Board. On July 25, 2025, Mr. Battaglia resigned from his role as a member of the Board but will remain actively involved with the Company as a senior advisor and consultant to the Chief Executive Officer and Board until December 31, 2026. For convenience, we have included in this filing the entirety of Item 5.02(b) of the Original Filing, as amended to correct the error.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers and Directors

On July 23, 2025, Mobix Labs, Inc. (the “Company”) announced that Fabian Battaglia, Chief Executive Officer (“CEO”) and a named executive officer of the Company, notified the Company of his decision to step down from his role as CEO, effective July 25, 2025. Mr. Battaglia also informed the Company he would be resigning from his role as a member of the Board, effective July 25, 2025.

Mr. Battaglia will remain actively involved with the Company as a senior advisor and consultant to the CEO and Board of Directors (the “Board”) until December 31, 2026. The Company will continue to pay for Mr. Battaglia’s and his spouse’s health benefits (COBRA) for 36 months. He will also retain the equity awards already granted to him. Mr. Battaglia’s decision to retire from his role as CEO and member of the Board is not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Retirement and Release Agreement, by and among Mobix Labs, Inc. and Fabrizio Battaglia, dated as of July 25, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobix Labs, Inc.

Dated: August 7, 2025	/s/ Keyvan Samini
Keyvan Samini
President and Chief Financial Officer